Exhibit 99.1

Execution Version

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT, dated as of June 3, 2008 (this “Agreement”), is made by and among James T. Huffman (“Huffman”), Richard B. Stevens (“Stevens”) and William F. Skewes (“Skewes”) (each a “Seller,” and collectively, “Sellers”) and RCH Energy Opportunity Fund II, LP, a Delaware limited partnership ( “Purchaser” and collectively with Sellers, the “Parties”).

WHEREAS, Huffman is Chief Executive Officer, President and Chairman of the Board of CREDO Petroleum Corporation, a Colorado corporation (NASDAQ: CRED) (the “Company”), and Stevens and Skewes currently serve as Disinterested Directors (as defined in the Company’s Articles of Incorporation) on the Board of Directors of the Company;

WHEREAS, Sellers currently own shares of common stock, par value $0.10 per share (the “Stock”), of the Company, and Sellers desire to sell to Purchaser, and Purchaser desires to purchase from Sellers, an aggregate of 687,000 shares of Stock, on the terms and subject to the conditions set forth in this Agreement;

WHEREAS, concurrently with and as a condition to the Closing (as hereinafter defined), Purchaser are purchasing 1,150,000 newly issued shares of Stock directly from the Company (the “Tranche One Stock Purchase”); and

WHEREAS, as an inducement and condition to the Parties entering into this Agreement, Purchaser and the Company have agreed to a standstill provision with respect to the Stock and to certain additional rights for Purchaser with respect Board of Director positions, as set forth in the Company Stock Purchase Agreement, dated as of the date hereof, between the Company and Purchaser (the “Tranche One Stock Purchase Agreement”);

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and intending to be legally bound hereby, the Parties hereto agree as follows:

ARTICLE I
SALE AND PURCHASE OF STOCK

1.1           Sale of Stock.   Upon the terms and subject to the conditions contained herein, upon (a) execution and delivery of this Agreement by all the Parties hereto, (b) the execution and delivery by Purchaser and the Company of the Tranche One Stock Purchase Agreement and (c) payment of the Purchase Price Amount (as hereinafter defined) in accordance with Section 1.2 hereof, Sellers shall sell and transfer to Purchaser, and Purchaser shall purchase and accept from Sellers, an aggregate of 687,000 shares of Stock as set forth in Exhibit A attached hereto (the “Purchased Stock”).  At the Closing, Sellers shall deliver to Purchaser certificates representing the Purchased Stock duly endorsed in blank, or accompanied by stock powers duly endorsed in blank, in form and substance reasonably acceptable to Purchaser.

1.2           Payment by Purchaser.  Upon the terms and subject to the conditions contained herein and in payment for the aforesaid sale and transfer of the Purchased Stock by Sellers to Purchaser, Purchaser shall deliver or cause to be delivered at the Closing to Sellers, by wire transfer or other means reasonably acceptable to each Seller, an aggregate sum in cash equal to $14.50 per share, or $9,961,500 (the “Purchase Price Amount”), in the individual amounts and to each Seller as set forth in Exhibit A attached hereto.

1.3           Closing. Upon the terms and subject to the conditions set forth herein, the closing of the purchase and sale of the Purchased Stock (the “Closing”) shall be held at 10:00 a.m. Mountain Daylight Time on the second business day following the satisfaction (or, to the extent permitted, the waiver by the Parties entitled to the benefits thereof) of the conditions set forth in Article IV (other than any of such conditions that by their nature are to be fulfilled at Closing, but subject to the fulfillment or waiver of such conditions), or such other time and date as may be mutually agreed by the Parties hereto (the “Closing Date”), at the offices of Davis Graham & Stubbs LLP, 1550 17th Street, Denver, CO 80202, or such other location as may be mutually agreed to by the Parties hereto.

1.4           Other Documents Delivered at Closing. The Parties shall each take all such other actions required hereby to be performed, and deliver all other documents, certificates and other items required to be delivered by it, prior to or on the Closing Date, including, without limitation, satisfying the conditions set forth in Article IV.  All such documents and instruments delivered to any Party pursuant hereto shall be in form and substance, and shall be executed in a manner, reasonably satisfactory to such Party and its counsel.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF SELLERS

Each Seller hereby individually represents and warrants to Purchaser, as to himself, severally and not jointly, as follows:

2.1           Authorization; Validity of Agreement. Seller has the requisite power, capacity and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly executed and delivered by Seller, and assuming due and valid authorization, execution and delivery hereof by Purchaser, constitutes a valid and binding obligation of Seller, enforceable against him in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

2.2           Ownership of Stock. Seller is the sole beneficial and record holder of certain shares of the Company’s issued and outstanding Stock as set forth in Exhibit A attached hereto, and has good and valid title to such shares of Stock, free and clear of any lien, charge, encumbrance, security interest, claim or right of others of whatever nature, except as may be imposed by applicable securities laws (each, a “Lien”), and at the Closing, upon delivery of the Purchase Price Amount, Seller will deliver to Purchaser good, valid and marketable title to such shares of Stock, free and clear of any Lien.

2.3           Non-Contravention; Consents; Filings. Except for the filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and state securities or blue sky laws, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and compliance by Seller with any of the provisions hereof or thereof do not and will not (a) require any filing by Seller with, or the issuance or grant to Seller of any permit, authorization, consent or approval of, any court, arbitrator or arbitral tribunal, administrative agency or commission or other governmental or regulatory authority or agency (a “Governmental Entity”), (b) conflict with or violate any order, writ, injunction, decree, statute, rule or regulation applicable to, binding upon or enforceable against Seller or any of his respective properties or assets, or (c) result in a violation or breach of, constitute (with or without due notice or lapse of time or both) a default under, give rise to any right of termination, amendment, cancellation or acceleration under, or result in the creation or imposition of any Lien upon any property or assets of Seller under, any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Seller is a party or by which Seller or his property or assets are bound.

2.4           Brokers’ and Finders’ Fees. Except as previously disclosed in writing to the Purchaser, Seller has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other firm or person to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

2.5           Investment Experience. Seller (a) is a sophisticated seller with respect to the Stock, (b) has adequate information concerning the Stock, (c) has adequate information concerning the business and financial condition of the Company and any affiliates of the Company, (d) has conducted, to the extent it deemed necessary, an independent investigation of such matters as, in its judgment, is necessary for it to make an informed investment decision with respect to the Stock, the Company and this Agreement, and (e) has not relied upon the Purchaser for any investigation into, assessment of, or evaluation with respect to the Stock, the Company and/or this Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to Sellers as follows:

3.1           Organization; Authorization; Validity of Agreement. Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  All action on the part of Purchaser required for the authorization, execution, delivery and performance of this Agreement by Purchaser, the purchase of and payment for the Purchased Stock and the performance of all of Purchaser’s obligations under the Tranche One Stock Purchase Agreement have been taken.  This Agreement has been duly executed and delivered by Purchaser, and assuming due and valid authorization, execution and delivery hereof by Sellers, constitutes a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (b) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

3.2           Non-Contravention; Consents; Filings. The execution, delivery or performance of this Agreement by Purchaser, the consummation by Purchaser of the purchase of the Purchased Stock and compliance by Purchaser with any of the provisions hereof do not and will not (a) conflict with or result in any breach of any provision of the partnership agreement of Purchaser, (b) require any filing by Purchaser with, or the issuance or grant to Purchaser of any permit, authorization, consent or approval of, any Governmental Entity, (c) conflict with or violate any order, writ, injunction, decree, statute, rule or regulation applicable to, binding upon or enforceable against Purchaser or any of its properties or assets, or (d) result in a violation or breach of, constitute (with or without lapse of time or both) a default under, give rise to any right of termination, amendment, cancellation or acceleration under, or result in the creation or imposition of any Lien upon any property or assets of Purchaser under, any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Purchaser is a party or by which Purchaser or its property or assets are bound.

3.3           Investment Experience/Accredited Investor/Restricted Securities. Purchaser is an “accredited investor” as defined in Regulation D under the Securities Act and able to bear the economic risk of holding the Purchased Stock for an indefinite period, and has knowledge and experience in financial and business matters such that it is capable of evaluating the risks of the investment in the Purchased Stock.  Purchaser understands that the shares of Purchased Stock are characterized as “restricted securities” under the federal securities laws and that under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances.  In the absence of an effective registration statement covering the Purchased Stock or an available exemption from registration under the Securities Act, the Purchased Stock must be held indefinitely.  In this connection, Purchaser represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.  Purchaser is acquiring the Purchased Stock for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

3.4           Brokers’ and Finders’ Fees. Except as previously disclosed in writing to Sellers, Purchaser has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other firm or person to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

3.5           Ownership of Stock.  As of the date hereof, Purchaser is not the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of any Stock.

ARTICLE IV
CONDITIONS TO CLOSING

4.1           Conditions to the Obligation of Each Party.  The respective obligations of each Party to effect the transactions contemplated by this Agreement shall be subject to the satisfaction or waiver, at or prior to the Closing Date, of the following conditions:

(a)           No action, suit or proceeding instituted by any Governmental Entity shall be pending, and no statute, rule, order, decree, regulation, injunction or judgment of any court or Governmental Entity shall be in effect, in each case, that would prohibit, restrain, enjoin or restrict the consummation of the transactions contemplated hereby.

(b)           The closing of the Tranche One Stock Purchase shall have occurred (it being understood and agreed that such closing shall occur simultaneously with the Closing hereunder).

4.2           Conditions to the Obligations of Purchaser. The obligation of Purchaser to effect the transactions contemplated by this Agreement is subject to the satisfaction (or waiver by Purchaser), at or prior to the Closing Date, of the following conditions:

(a)           The representations and warranties of Sellers set forth in Article II of this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent that such representations and warranties speak as of another date, in which case such representations and warranties shall be true and correct in all material respects as of such date).

(b)           Sellers shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by each of them on or before the Closing Date in all material respects.

(c)           Sellers shall have delivered stock certificates representing the Purchased Stock as described in Section 1.1 herein.

4.3           Conditions to the Obligation of Sellers.  The obligation of Sellers to effect the transactions contemplated by this Agreement is subject to the satisfaction (or waiver by Sellers), at or prior to the Closing Date, of the following conditions:

(a)           The representations and warranties of Purchaser set forth in Article III of this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent that such representations and warranties speak as of another date, in which case such representations and warranties shall be true and correct in all material respects as of such date).

(b)           Purchaser shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by each of them on or before the Closing in all material respects.

(c)           Purchaser shall have paid the Purchase Price Amount.

ARTICLE V

INDEMNIFICATION

5.1           Survival.  Subject to the limitations and other provisions of this Agreement, the representations and warranties of the parties hereto shall survive the Closing until the first anniversary of the Closing Date, except that the representations and warranties in Section 2.1,

Section 2.2 and Section 3.1 shall survive indefinitely.  Notwithstanding the foregoing, the representations and warranties of a party will not expire with respect to any written claims delivered to the other party prior to the applicable expiration period of any such representations, warranties or covenants as provided above.

5.2           Indemnification.  Each party (the “Indemnifying Party”) shall indemnify, save and hold the other party and its affiliates, directors, officers, employees, and their respective agents (each, an “Indemnified Party”), harmless from and against any and all costs, losses, charges, liabilities, obligations, damages, punitive damages (but only to the extent that they are actually awarded in Third-Party Claims), lawsuits, actions, judgments, deficiencies, demands, fees, claims, settlements and reasonable expenses (whether arising out of Third-Party Claims or otherwise), including, without limitation, interest, penalties, costs of litigation, reasonable attorneys’ fees and expenses, all amounts paid in the investigation, defense or settlement of any of the foregoing, and including consequential damages (but only to the extent that they are actually awarded in Third-Party Claims) (collectively, “Losses”) incurred in connection with, arising out of, resulting from or relating or incident to any inaccuracy or incorrectness of, or any other breach of, any representation or warranty of or by the Indemnifying Party in or pursuant to this Agreement.  The claims for indemnity by any Indemnified Person pursuant to this Section 5.2 are referred to as “Claims.”  The indemnification obligations of the Indemnifying Party pursuant to this Section 5.2 shall be limited to Claims for Losses as to which written notice is delivered to the Indemnifying Party prior to the last date of survival of the applicable representation and warranty as provided in Section 5.1.

5.3           Exclusive Remedy.  The indemnification provided for in this Section 5 shall constitute the Indemnified Parties’ sole monetary remedy against the Indemnifying Party in respect of any breach of any representation or warranty of the Indemnifying Party set forth herein; provided, however, that the foregoing shall not apply to claims of fraud by the Indemnifying Party in connection with the transactions contemplated hereby.

5.4           Third-Party Claims.  The Indemnified Party shall give written notice to the Indemnifying Party promptly, but not later than fifteen (15) days, after such Indemnified Party receives written notice of any claim, action, suit, proceeding or demand asserted by any person who is not a party (or a successor to a party) to this Agreement (a “Third-Party Claim”) that is or may give rise to an indemnification claim, or otherwise becomes aware of the basis for such a claim; provided, however, that the failure of the Indemnified Party to give notice as provided in this Section 5.4 shall not relieve any Indemnifying Party of its obligations under Section 5.2, except to the extent that such failure actually and materially prejudices the rights of the Indemnifying Party.  The Indemnifying Party may elect to assume the defense of any Third-Party Claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall in such case conduct the defense of such claim, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at its own expense, and may retain counsel of its choice at its own expense; provided further that the Indemnified Party shall have the right to employ, at the Indemnifying Party’s expense, one firm of counsel of its choice, and local counsel in each applicable jurisdiction (if more than one jurisdiction is involved), to represent the Indemnified Party if, in the Indemnified Party’s reasonable judgment, there exists a conflict of interest between the Indemnified Party and the Indemnifying Party, or if the Indemnifying Party (a)

elects not to defend, compromise or settle a Third-Party Claim or (b) having timely elected to defend a Third-Party Claim, fails adequately to prosecute or pursue such defense, then in each case the Indemnified Party may defend such Third-Party Claim on behalf of and for the account and risk of the Indemnifying Party.  The Indemnifying Party, in the defense of any such litigation or proceeding, shall not, except with the prior written approval of the Indemnified Party, consent to entry of any judgment or entry into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability with respect to such litigation or proceeding.  The Indemnified Party shall not settle or compromise any such claim without the prior written approval of the Indemnifying Party, which approval shall not be unreasonably withheld or delayed.

ARTICLE VI
GENERAL PROVISIONS

6.1           Further Assurances.  Subject to the terms and conditions of this Agreement, Purchaser and Sellers shall use all reasonable efforts to take or cause to be taken all actions, and to do or cause to be done all things, necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.2           FIRPTA. If requested by Purchaser, Sellers shall provide to Purchaser, at the Closing, an affidavit in form and substance reasonably satisfactory to Purchaser, duly executed and acknowledged, certifying facts that would exempt from any withholding requirements under Section 1445 of the Internal Revenue Code of 1986, as amended, any payments for any United States real property interest being transferred pursuant to this Agreement.

6.3           Entire Agreement; Amendment and Waiver. This Agreement, including the exhibits hereto, the Tranche One Stock Purchase Agreement and the other documents delivered pursuant to this Agreement, constitute the full and entire understanding and agreement among the Parties with regard to the subjects hereof and thereof, and no Party shall be liable or bound to any other Party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.  No amendment of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by all of the Parties.  Any failure of a Party to comply with any obligation, agreement or condition hereunder may only be waived in writing by the other Parties, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

6.4           Notices. Any notices and other communications required or permitted in this Agreement shall be effective if in writing and (a) delivered personally or (b) sent (i) by Federal Express, DHL or UPS or (ii) by registered or certified mail, postage prepaid, in each case, addressed as follows:

If to Sellers:

James T. Huffman
6919 S. Steele Street
Centennial, CO  80122

Richard B. Stevens
P. O. Box 1851
Litchfield Park, AZ  85340

William F. Skewes
2847 South Scotia Road
Evergreen, CO  80439

with a copy to:

Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, CO  80202-1500
Attention:  John Elofson

If to Purchaser:

RCH Energy Opportunity Fund II, LP
RCH Energy Opportunity Fund III, LP
21 Waterway, Suite 200
The Woodlands, TX 77380
Attn: John A. Rigas

With a copy to:

Andrews Kurth LLP
600 Travis, Suite 4200
Houston, Texas  77002
Attention:  Gislar Donnenberg

Each of the Parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other Parties hereto.

6.5           Fees and Expenses.  All fees and expenses incurred by the Parties in connection with the transactions contemplated hereby shall be borne by the Party incurring such fees and expenses.

6.6           Governing Law; Jurisdiction.   This Agreement shall be governed by and be construed in accordance with the laws of the State of Colorado, without giving effect to the principles of conflicts of laws thereof.  The Parties to this Agreement submit to the exclusive jurisdiction of any state or federal court sitting in the State of Colorado in any dispute or action arising out of or relating to this Agreement and agree that all claims in respect of such dispute or action will be heard and determined in any such court.  The Parties also agree not to bring any dispute or action arising out of or relating to this Agreement in any other court.  The Parties further agree that a final judgment in any dispute or action so brought will be conclusive and may be enforced by dispute or action on the judgment or in any other manner provided at law

(common, statutory or other) or in equity, and waive any defense of inconvenient forum to the maintenance of any dispute or action so brought, including waiver of any bond, surety, or other security that might be required of any other Party with respect thereto.

6.7           Counterparts; Facsimile Signatures.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument.  Facsimile signatures shall have the same binding effect as original signatures.

6.8           Severability.  In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law.  The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

6.9           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.10         Successors and Assigns.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement or caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

PURCHASER

RCH ENERGY OPPORTUNITY FUND II, LP,
a Delaware limited partnership
By: RCH Energy Opportunity Fund II GP, LP; its general partner
By: RR Advisors, LLC; its general partner

By:	/s/ W. Mark Meyer
W. Mark Meyer
President

SELLERS

/s/ James T. Huffman
James T. Huffman

/s/ Richard B. Stevens
Richard B. Stevens

/s/ William F. Skewes
William F. Skewes

EXHIBIT A

SELLERS’ SCHEDULE

Seller	Number of Shares of Stock to be Sold	Purchase Price Amount
James T. Huffman	425,000	$6,162,500
Richard B. Stevens	192,000	$2,784,000
William F. Skewes	70,000	$1,015,000

A-1